P R O S P E C T U S

Royce Low-Priced Stock Fund	March 15, 2007

Royce Heritage Fund
Investment Class Shares

Royce Value Fund

Royce Value Plus Fund

Royce 100 Fund

www.roycefunds.com

TheRoyceFunds VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

OVERVIEW

At Royce & Associates, LLC (“Royce”), the Funds’ investment adviser, we invest primarily in the securities of small- and micro-cap companies using various value methods. We evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. We may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. With this approach, we seek to select companies for investment by our Funds that we believe should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Our Funds’ ability to achieve their goals will depend largely on our portfolio managers’ skill in selecting their portfolio companies using our risk-averse value approaches. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

– Chuck Royce

The Investment Classes are offered by The Royce Funds without sales charges. Shares of other Fund classes are generally offered only to or through certain institutions or broker-dealers.

The information on pages 2-11 about each Fund’s investment goals and principal strategies and about the primary risks for a Fund’s investors is based on, and should be read in conjunction with, the information on pages 12-13 of this Prospectus. This section includes information about the investment and risk characteristics of small- and micro-cap companies, the market for their securities and Royce’s risk-averse value approach to investing. For biographical information about the portfolio managers and assistant portfolio managers of the respective Funds, please see pages 14-15.

The performance information presented in this Prospectus is current to December 31, 2005. For more recent information, please visit our website at www.roycefunds.com or contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

The Funds included in this Prospectus may be a suitable investment as part of your overall investment plan if you want to include a fund (or funds) that focuses primarily on small- and/or micro-cap companies.

THE ROYCE FUND PROSPECTUS 2007  |  1

ROYCE LOW-PRICED STOCK FUND

Investment Goal and Principal Strategies

Royce Low-Priced Stock Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in the low-priced equity securities of small- and micro-cap companies. We define as low-priced those companies whose average cost per share in the Fund’s portfolio will be less than $25. Institutional investors generally do not make very low-priced equities (those trading at $10 or less per share) an area of their focus, and they may receive only limited broker research coverage. These conditions create opportunities to find securities with what Royce believes are strong financial characteristics trading significantly below its estimate of their current worth. W. Whitney George manages the Fund, assisted by James A. Skinner III.

Normally, the Fund will invest at least 80% of its assets in low-priced equity securities. At least 65% these securities will be issued by small- and micro-cap companies with market capitalizations of less than $2.5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.
PORTFOLIO DIAGNOSTICS (12/31/05)
Number of Holdings	197

Average Market Capitalization	$955 million

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Low-Priced Stock Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you may lose money over short or long periods of time.

The prices of low-priced, small- and micro-cap securities are generally even more volatile and their markets are less liquid than for securities with higher share prices or securities of larger-cap companies. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in higher-priced small-caps, larger-cap companies or other asset classes. Some issuers of low-priced securities may be financially distressed or involved in bankruptcy, liquidation, reorganization or recapitalization proceedings. Specifically because of their lower-prices relative to other companies, low-priced stocks may be subject to even more abrupt or erratic market movements. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

	Service Class ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	9.66%	13.45%	16.33%

	Return After Taxes on
	Distributions	8.33	13.01	14.62

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	7.86	11.76	13.63

During the period shown in the bar chart, the highest return for a calendar quarter was 27.66% (quarter ended 12/31/01) and the lowest return for a quarter was -21.50% (quarter ended 9/30/98).	Russell 2000*	4.55	8.22	9.26
	* Reflects no deductions for fees, expenses or taxes.

The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Investment Class commences operations with this prospectus. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that have 12b-1 fees. The returns differ only to the extent that the classes have different expenses.

The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

2  |  THE ROYCE FUND PROSPECTUS 2007

Investment Class

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$126	$404	$703	$1,552
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.12%

Distribution (12b-1) fees	None

Other expenses	0.17%

Total Annual Fund Operating Expenses	1.29%

Fee Waivers	(0.05)%

Net Annual Fund Operating Expenses	1.24%

Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.24% through December 31, 2007.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share (Service Class used for illustrative purposes). The Fund’s Investment Class commences operations with this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s Service Class (assuming reinvestment of all dividends and distributions) that has 12b-1 fees. The returns differ only to the extent that the classes have different expenses. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2005 *	2004 *	2003 *	2002 *	2001 *

	Net Asset Value, Beginning of Period	$15.33	$13.98	$9.75	$11.67	$9.35

	Investment Operations
	Net investment income (loss)	(0.10)	(0.14)	(0.07)	(0.08)	(0.06)

	Net realized and unrealized gain (loss) on investments	1.58	2.04	4.36	(1.83)	2.39

	Total from investment operations	1.48	1.90	4.29	(1.91)	2.33

	Distributions
	Distributions from net investment income	—	—	—	—	—

	Distributions from net realized gain on investments	(1.28)	(0.55)	(0.06)	(0.02)	(0.02)

	Total distributions	(1.28)	(0.55)	(0.06)	(0.02)	(0.02)

	Shareholder Redemption Fees	—	—	—	0.01	0.01

	Net Asset Value, End of Period	$15.53	$15.33	$13.98	$9.75	$11.67

	Total Return	9.66%	13.64%	44.02%	(16.28)%	25.07%

	Ratios/Supplemental Data
	Net assets, end of period (millions)	$3,909	$4,769	$3,046	$1,787	$1,024

	Ratio of expenses to average net assets**	1.49%	1.49%	1.49%	1.49%	1.49%

	Ratio of net investment income (loss) to average net assets	(0.68)%	(1.00)%	(0.70)%	(0.74)%	(0.54)%

	Portfolio turnover rate	21%	26%	42%	29%	31%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
**	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.54%, 1.71%, 1.94%, 1.97% and 2.02%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS 2007  |  3

ROYCE HERITAGE FUND

Investment Goal and Principal Strategies

The investment goal of Royce Heritage Fund (formerly Royce TrustShares Fund) is long-term growth of capital. Royce invests the Fund’s assets primarily in equity securities issued by small- and micro-cap companies. Royce selects these securities from a universe of more than 7,300 companies, generally focusing on those that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Charles M. Royce manages the Fund, assisted by James Harvey.

Normally, the Fund will invest at least 65% of its net assets in equity securities. At least 75% of these securities will be issued by small-cap companies (those less than $2.5 billion in market capitalization at the time of investment). Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.
PORTFOLIO DIAGNOSTICS (12/31/05)
Number of Holdings	124

Average Market Capitalization	$872 million

In addition to regular accounts, the Fund offers GiftShare Accounts, trusts designed exclusively for gifting and estate planning. For more information on GiftShare Accounts, please call Investor Services at 1-800-221-4268 or visit www.roycefunds.com for an information packet.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Heritage Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and an account could lose money over short or long periods of time.

The prices of small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	Service Class ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	5 Year	10 Year

	Return Before Taxes	8.74%	12.04%	18.12%

	Return After Taxes on
	Distributions	6.12	10.47	15.66

	Return After Taxes on
	Distributions and Sale
	of Fund Shares	7.58	9.95	14.93

	Russell 2000*	4.55	8.22	9.26
During the period shown in the bar chart, the highest return for a calendar quarter was 33.70% (quarter ended 6/30/99) and the lowest return for a calendar quarter was -19.70% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Investment Class commences operations with this prospectus. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that have 12b-1 fees. The returns differ only to the extent that the classes have different expenses.

The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

4  |  THE ROYCE FUND PROSPECTUS 2007

Investment Class

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Annual Trustee’s Fee — Applies Only to GiftShare Accounts	$50

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$126	$413	$720	$1,594
On purchases held for less than six months	1.00%
		Exclusive of $50 annual trustee’s fee per GiftShare Account. For GiftShare Accounts opened prior to or during 2006, Royce will pay that portion of the currently effective annual trustee’s fee in excess of $50 per account and the trustee’s fees for establishing and terminating the trusts.
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.33%

Total Annual Fund Operating Expenses	1.33%

Fee Waivers	(0.09)%

Net Annual Fund Operating Expenses	1.24%

Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.24% through December 31, 2007.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share (Service Class used for illustrative purposes). The Fund’s Investment Class commences operations with this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s Service Class (assuming reinvestment of all dividends and distributions) that has 12b-1 fees. The returns differ only to the extent that the classes have different expenses. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

	Period Ended December 31,	2005 *	2004 *	2003 *	2002 *	2001

	Net Asset Value, Beginning of Period	$13.00	$12.19	$9.03	$11.47	$9.99

	Investment Operations
	Net investment income (loss)	(0.06)	(0.12)	(0.08)	(0.09)	(0.08)

	Net realized and unrealized gain (loss) on investments	1.21	2.57	3.51	(2.07)	2.12

	Total from investment operations	1.15	2.45	3.43	(2.16)	2.04

	Distributions
	Distributions from net investment income	—	—	—	—	—

	Distributions from net realized gain on investments	(1.68)	(1.64)	(0.27)	(0.28)	(0.56)

	Total distributions	(1.68)	(1.64)	(0.27)	(0.28)	(0.56)

	Net Asset Value, End of Period	$12.47	$13.00	$12.19	$9.03	$11.47

	Total Return	8.74%	20.35%	38.09%	(18.93)%	20.51%

	Ratios/Supplemental Data
	Net assets, end of period (millions)	$59	$53	$34	$23	$26

	Ratio of expenses to average net assets**	1.43%	1.49%	1.49%	1.49%	1.49%

	Ratio of net investment income (loss) to average net assets	(0.44)%	(0.95)%	(0.81)%	(0.85)%	(0.81)%

	Portfolio turnover rate	142%	86%	25%	66%	53%

*	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
**	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.58%, 1.55%, 1.63%, 1.63% and 1.64%, respectively, before fee waivers by Royce.

THE ROYCE FUND PROSPECTUS 2007 | 5

ROYCE VALUE FUND

Investment Goal and Principal Strategies

     Royce Value Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by small- and mid-cap companies (companies with stock market capitalizations from $500 million to $5 billion) that it believes are trading significantly below its estimate of their current worth. The Fund will generally invest in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage. W. Whitney George and Jay Kaplan co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities of such small- and/or mid-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

Primary Risks for Fund Investors

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	71

Average Market Capitalization	$1,697 million

     As with any mutual fund that invests in common stocks, Royce Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. In addition, as of 12/31/05 the Fund held a limited number of portfolio securities and therefore may involve more risk to investors than a more broadly diversified portfolio of small- and mid-cap securities because it may be more susceptible to any single corporate, economic, political, regulatory or market event.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	Service Class ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	Since Inception (6/14/01)

	Return Before Taxes	17.23%	18.44%

	Return After Taxes on Distributions	16.72	17.53

	Return After Taxes on Distributions and Sale of Fund Shares	11.38	15.66

	Russell 2000*	4.55	8.34
During the period shown in the bar chart, the highest return for a calendar quarter was 22.07% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -21.02% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

     The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Investment Class commences operations with this prospectus. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that have 12b-1 fees. The returns differ only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

6 | THE ROYCE FUND PROSPECTUS 2007

Investment Class
Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$126	$402	$698	$1,542
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.28%

Total Annual Fund Operating Expenses	1.28%

Fee Waivers	(0.04)%

Net Annual Fund Operating Expenses	1.24%
Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.24% through December 31, 2007.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share (Service Class used for illustrative purposes). The Fund’s Investment Class commences operations with this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s Service Class (assuming reinvestment of all dividends and distributions) that has 12b-1 fees. The returns differ only to the extent that the classes have different expenses. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$8.39	$6.56	$4.35	$5.89	$5.00

Investment Operations
Net investment income (loss)	(0.03)	(0.06)	(0.04)	(0.06)	(0.03)

Net realized and unrealized gain (loss) on investments	1.46	2.07	2.40	(1.32)	0.99

Total from investment operations	1.43	2.01	2.36	(1.38)	0.96

Distributions
Distributions from net investment income	—	—	—	—	—

Distributions from net realized gain on investments	(0.16)	(0.19)	(0.15)	(0.16)	(0.07)

Total distributions	(0.16)	(0.19)	(0.15)	(0.16)	(0.07)

Shareholder Redemption Fees	0.01	0.01	—	—	—

Net Asset Value, End of Period	$9.67	$8.39	$6.56	$4.35	$5.89

Total Return	17.23%	30.94%	54.32%	(23.51)%	19.20	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$113	$39	$4	$1	$1

Ratio of expenses to average net assets***	1.28%	1.49%	1.49%	1.49%	1.49	%††

Ratio of net investment income (loss) to average net assets	(0.31)%	(0.77)%	(0.73)%	(1.26)%	(1.39	)%††

Portfolio turnover rate	44%	83%	181%	89%	74%

*	The Fund commenced operations on June 14, 2001.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.53%, 2.15%, 3.46%, 3.08% and 4.18%††, respectively, before fee waivers by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2007 | 7

ROYCE VALUE PLUS FUND

Investment Goal and Principal Strategies

     Royce Value Plus Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets primarily in a diversified portfolio of equity securities issued by mid-, small- and/or micro-cap companies that it believes are trading significantly below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels. In addition, the Fund will give consideration to those companies that Royce believes have above-average growth prospects. In the upper end of its universe (companies with stock market capitalizations from $500 million to $5 billion), the Fund will generally invest in securities of companies that Royce believes have excellent business strengths, high internal rates of return and low leverage, consistent with its value approach to investing. In the micro-cap sector (which we define as companies with stock market capitalizations less than $500 million), the Fund will invest in securities, selected from a universe of more than 5,500 companies, that it believes are trading significantly below its estimate of their current worth. W. Whitney George and James A. Skinner III co-manage the Fund.

     Normally, the Fund will invest at least 80% of its net assets in equity securities of such mid-, small- and/or micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

Primary Risks for Fund Investors

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	91

Average Market Capitalization	$868 million

     As with any mutual fund that invests in common stocks, Royce Value Plus Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time. The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-, mid- and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	Service Class ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	Since Inception (6/14/01)

	Return Before Taxes	13.20%	24.43%

	Return After Taxes on Distributions	12.50	23.43

	Return After Taxes on Distributions and Sale of Fund Shares	9.01	21.06

	Russell 2000*	4.55	8.34
During the period shown in the bar chart, the highest return for a calendar quarter was 37.79% (quarter ended 6/30/03) and the lowest return for a calendar quarter was -22.26% (quarter ended 9/30/02).	* Reflects no deductions for fees, expenses or taxes.

     The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Investment Class commences operations with this prospectus. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that have 12b-1 fees. The returns differ only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

8 | THE ROYCE FUND PROSPECTUS 2007

Investment Class
Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$119	$372	$644	$1,420
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.17%

Total Annual Fund Operating Expenses	1.17%

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share (Service Class used for illustrative purposes). The Fund’s Investment Class commences operations with this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s Service Class (assuming reinvestment of all dividends and distributions) that has 12b-1 fees. The returns differ only to the extent that the classes have different expenses. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003 **	2002 **	2001	*

Net Asset Value, Beginning of Period	$10.94	$8.57	$4.97	$5.97	$5.00

Investment Operations
Net investment income (loss)	(0.04)	(0.08)	(0.05)	(0.07)	(0.03)

Net realized and unrealized gain (loss) on investments	1.47	2.47	4.01	(0.81)	1.10

Total from investment operations	1.43	2.39	3.96	(0.88)	1.07

Distributions
Distributions from net investment income	—	—	—	—	—

Distributions from net realized gain on investments	(0.35)	(0.04)	(0.36)	(0.12)	(0.10)

Total distributions	(0.35)	(0.04)	(0.36)	(0.12)	(0.10)

Shareholder Redemption Fees	0.01	0.02	—	—	—

Net Asset Value, End of Period	$12.03	$10.94	$8.57	$4.97	$5.97

Total Return	13.20%	28.19%	79.88%	(14.74)%	21.47	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$294	$212	$20	$4	$2

Ratio of expenses to average net assets***	1.17%	1.30%	1.49%	1.49%	1.49	%††

Ratio of net investment income (loss) to average net assets	(0.54)%	(0.84)%	(0.91)%	(1.29)%	(1.46	)%††

Portfolio turnover rate	62%	56%	161%	110%	62%

*	The Fund commenced operations on June 14, 2001.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2005, 2004, 2003, 2002 and 2001, these ratios would have been 1.42%, 1.55%, 2.01%, 2.10% and 3.71%††, respectively, before fee waivers and expense reimbursements by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2007 | 9

ROYCE 100 FUND

Investment Goal and Principal Strategies

     Royce 100 Fund’s investment goal is long-term growth of capital. Royce invests the Fund’s assets in a limited number of equity securities issued by mid-, small- and micro-cap companies with stock market capitalizations less than $5 billion. Royce selects securities of approximately 100 “outstanding” mid-, small- and micro-cap companies—those that Royce believes have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage and that are trading significantly below its estimate of their current worth. Charles M. Royce and James A. Skinner III co-manage the Fund, assisted by Lauren Romeo.

     Normally, the Fund will invest at least 80% of its net assets in equity securities, primarily issued by companies with stock market capitalizations less than $5 billion at the time of investment. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

Primary Risks for Fund Investors

PORTFOLIO DIAGNOSTICS (12/31/05)

Number of Holdings	100

Average Market Capitalization	$1,156 million

     As with any mutual fund that invests in common stocks, Royce 100 Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

     The prices of mid-, small- and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

	Service Class ANNUALIZED TOTAL RETURNS Through 12/31/05

		1 Year	Since Inception (6/30/03)

	Return Before Taxes	14.89%	21.15%

	Return After Taxes on Distributions	13.52	20.22

	Return After Taxes on Distributions and Sale of Fund Shares	10.12	17.88

	Russell 2000*	4.55	18.96
During the period shown in the bar chart, the highest return for a calendar quarter was 14.79% (quarter ended 12/31/04) and the lowest return for a calendar quarter was -2.92% (quarter ended 3/31/05).	* Reflects no deductions for fees, expenses or taxes.

     The information above provides an indication of the past rewards and risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year since the Fund’s inception. The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Investment Class commences operations with this prospectus. The performance information shown is for the Fund’s Service Class shares, not offered in this Prospectus, that have 12b-1 fees. The returns differ only to the extent that the classes have different expenses.

     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution.

10 | THE ROYCE FUND PROSPECTUS 2007

Investment Class
Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses (net of fee waivers in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge	None

Maximum sales charge (load) imposed on reinvested dividends	None

Early redemption fee		1 Year	3 Years	5 Years	10 Years
On purchases held for six months or more	None
		$126	$516	$931	$2,090
On purchases held for less than six months	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management fees	1.00%

Distribution (12b-1) fees	None

Other expenses	0.82%

Total Annual Fund Operating Expenses	1.82%

Fee Waivers	(0.58)%

Net Annual Fund Operating Expenses	1.24%
Royce has contractually agreed to waive its fees to the extent necessary to maintain the Fund’s Net Annual Operating Expense ratio at or below 1.24% through December 31, 2007.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and reflects financial results for a single Fund share (Service Class used for illustrative purposes). The Fund’s Investment Class commences operations with this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s Service Class (assuming reinvestment of all dividends and distributions) that has 12b-1 fees. The returns differ only to the extent that the classes have different expenses. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2005 Annual Report to Shareholders, which is available at www.roycefunds.com or upon request.

Period Ended December 31,	2005 **	2004 **	2003	*,**

Net Asset Value, Beginning of Period	$6.85	$5.53	$5.00

Investment Operations
Net investment income (loss)	(0.03)	(0.02)	(0.01)

Net realized and unrealized gain (loss) on investments	1.06	1.52	0.54

Total from investment operations	1.03	1.50	0.53

Distributions
Distributions from net investment income	—	—	—

Distributions from net realized gain on investments	(0.36)	(0.18)	(0.00)

Total distributions	(0.36)	(0.18)	(0.00)

Net Asset Value, End of Period	$7.52	$6.85	$5.53

Total Return	14.89%	27.24%	10.66	%†

Ratios/Supplemental Data
Net assets, end of period (millions)	$17	$9	$3

Ratio of expenses to average net assets***	1.49%	1.49%	1.49	%††

Ratio of net investment income (loss) to average net assets	(0.49)%	(0.34)%	(0.39	)%††

Portfolio turnover rate	60%	97%	8%

*	The Fund commenced operations on June 30, 2003.
**	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
***	For 2005, 2004 and 2003, these ratios would have been 2.07%, 2.84% and 3.68%††, respectively, before fee waivers and expense reimbursements by Royce.
†	Not annualized.
††	Annualized.

THE ROYCE FUND PROSPECTUS 2007 | 11

Small-capitalization stocks

or Small-caps are stocks issued

by companies with market

capitalizations of $2.5 billion

or less.

Market capitalization is the number

of a company’s outstanding shares

of stock multiplied by its most

recent closing price per share.

The Russell 2000 is an unmanaged

index of U.S. small-company

common stocks that Royce and

others use to benchmark the

performance of small- and

micro-cap funds. It includes the

smallest 2,000 companies (based

on market capitalization) among

the largest 3,000 companies

tracked by Frank Russell Company.

INVESTING IN SMALL-COMPANY STOCKS

Small- and Micro-Cap Stocks

    Royce views the large and diverse universe of small-cap companies available for investment by the Funds as having two investment segments or tiers. Royce defines the upper tier of this universe as those companies with market capitalizations between $500 million and $2.5 billion. We refer to the segment of companies with market capitalizations less than $500 million as micro-cap.

    Small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies.

    As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap securities generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

    The micro-cap segment consists of more than 5,500 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk.

    The upper tier of the small-cap universe of securities consists of more than 1,800 companies. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. Certain Funds in this Prospectus may also invest in mid-cap securities. Defined as those companies with market caps between $2.5 billion and $5 billion, the sector includes approximately 500 companies. In general, mid-caps share the same characteristics as the upper tier of small-cap. As a result, Royce normally employs a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

12 | THE ROYCE FUND PROSPECTUS 2007

Value Investing

     Royce’s portfolio managers use various value methods in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects (especially in Royce Value Plus Fund) or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

     Royce’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

     Royce’s value approach strives to reduce some of the other risks of investing in mid-, small- and micro-cap securities (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce attempts to mitigate company-specific risk in its micro-cap investments by broadly diversifying its micro-cap holdings in Royce Low-Priced Stock Fund.

     While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid-, small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for each Fund’s portfolio, see pages 2-11.

     Although Royce’s approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

Temporary Investments

     Each of the Funds may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If a Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

THE ROYCE FUND PROSPECTUS 2007 | 13

MANAGEMENT OF THE FUNDS

(From Left to Right) Buzz Zaino,
Charlie Dreifus, Whitney George
  and Chuck Royce

Royce invests in equity

securities of small- and micro-cap

companies that are trading

significantly below our assessment

of their current worth, with the

expectation that their market

prices should increase toward this

estimate, resulting in capital

appreciation for Fund investors.

Royce & Associates, LLC is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in small-cap securities with a value approach for more than 30 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period. He also serves as Portfolio Manager or Co-Manager for the following Funds: Pennsylvania Mutual, Royce Premier, Total Return, Heritage, 100, Financial Services and Dividend Value Funds.

Royce’s senior investment staff includes the following portfolio managers: W. Whitney George, Managing Director and Vice President, who serves as Portfolio Manager or Co-Manager for Royce Micro-Cap, Premier, Low-Priced Stock, Value and Value Plus Funds; Boniface A. Zaino, Managing Director, who serves as Portfolio Manager for Royce Opportunity Fund; and Charles R. Dreifus, Principal, who serves as Portfolio Manager for Royce Special Equity Fund. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co., LLC.

Royce’s investment staff also includes: George Necakov, Director of Quantitative Strategies, who serves as Portfolio Manager of Royce Discovery Fund and Assistant Portfolio Manager for Royce Total Return Fund; Jay Kaplan, Principal, who serves as Co-Manager or Assistant Portfolio Manager for Pennsylvania Mutual, Royce Total Return and Royce Value Funds; James A. Skinner III, Principal, who serves as Co-Manager or Assistant Portfolio Manager of Royce Low-Priced Stock, Value Plus and 100 Funds. Chris Flynn, Principal, who serves as Assistant Portfolio Manager for Royce Financial Services Fund; James Harvey, who serves as Assistant Portfolio Manager for Pennsylvania Mutual and Royce Heritage Funds; Jenifer L. Taylor, who serves as Co-Manager for Royce Micro-Cap Fund; William Hench, who serves as Assistant Portfolio Manager for Royce Opportunity Fund; Lauren Romeo, who serves as Assistant Portfolio Manager for Pennsylvania Mutual, Royce Premier and 100 Funds; and David Nadel, who serves as Assistant Portfolio Manager for Royce Micro-Cap Fund. Assistant Portfolio Managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s Portfolio Manager(s).

Mr. Necakov has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Skinner joined Royce in 2003 and was previously a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Flynn has been employed by Royce since 1993 as a Senior Analyst (since 1999) and Analyst. Mr. Harvey has been employed by Royce since 1999 as an Analyst.

14 | THE ROYCE FUND PROSPECTUS 2007

Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnaise Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Hench joined Royce in 2002 as an Analyst. Previously, he was a Vice President of Institutional Sales at JP Morgan Chase (since 2000) and prior to that was a Director of Institutional Sales at Schroder & Co. (1994-2000). Ms. Romeo joined Royce in 2004 as an Analyst. Previously, she was a Portfolio Manager at Dalton, Greiner, Hartman & Maher (since 2001), an Analyst with Legg Mason Funds Management (2000-2001) and an Analyst with T. Rowe Price Group (1996-2000). Mr. Nadel joined Royce in 2006 as an Analyst and Assistant Portfolio Manager. Previously, he was a Senior Portfolio Manager at Neuberger Berman, Inc. (2004-2006) and a Senior Analyst at Pequot Capital Management, Inc. (2001-2003).

     The Fund’s Statement of Additional Information provides additional information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

     Royce Fund Services, Inc. (“RFS”) distributes the Funds’ shares pursuant to the terms of its distribution agreements with the Funds.

     State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. State Street, through its agent, Boston Financial Data Services—Midwest (“BFDS”), is the Funds’ transfer agent.

Investment Advisory Services Provided By Royce

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver to cap the expense ratios for certain Funds at specified levels as shown in the Fees and Expenses tables, are as follows :

Annual Rate of Fund’s Average Net Assets
■	Royce Low-Priced Stock Fund
• 1.15% of the first $2,000,000,000
• 1.10% of the next $2,000,000,000
• 1.05% of the next $2,000,000,000 and
• 1.00% of any additional average net assets

■	Royce Heritage, Value, Value Plus and 100 Funds
• 1.00% of the first $2,000,000,000
• 0.95% of the next $2,000,000,000
• 0.90% of the next $2,000,000,000 and
• 0.85% of any additional average net assets

For 2005, the actual net fees, after waivers, paid to Royce on average net assets were 1.12% for Royce Low-Priced Stock Fund, 1.00% for Royce Heritage Fund, 1.00% for Royce Value Fund, 1.00% for Royce Value Plus Fund and 0.67% for Royce 100 Fund.

For a discussion of the basis of the Board of Trustees’ most recent approval of the Funds’ investment advisory agreements, please see the Funds’ June 30 Semiannual Report to Shareholders.

THE ROYCE FUND PROSPECTUS 2007 | 15

Net Asset Value (NAV) is the

value of each Class of a Fund’s net

assets divided by the number of

its outstanding shares.

Total return is the percentage rate

of return on an amount invested

in a fund from the beginning to

the end of the stated period.
GENERAL SHAREHOLDER INFORMATION

     For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please refer to The Royce Fund’s Shareholder Guide dated May 1, 2006.

	Purchasing Shares	PURCHASING SHARES

     The Funds offered in this Prospectus are no-load, meaning that you pay no sales fee to buy shares directly from The Royce Fund. The Funds pay their own management fees and other operating expenses as outlined in this Prospectus.

     If you purchase Fund shares through a third party, such as a bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus.

     If you purchase Fund shares through a third party, the shares may be held in the name of that party on the Fund’s books. RFS and/or Royce may compensate broker-dealers, financial intermediaries and other service providers that introduce investors to the Funds and/or provide certain administrative services to their customers who own Fund shares. In addition, The Royce Fund’s Board of Trustees has authorized the Funds to compensate such third parties to the extent that the Board has determined the services rendered by them to a Fund are non-distribution-related shareholder services, including recordkeeping and account maintenance services.

     The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request.

Customer Identification Program

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open a new account to buy shares of a

		Minimum initial investments for shares purchased directly from The Royce Fund.
		Account Type	Minimum
		Regular Account	$100,000
		IRA	100,000
		Automatic Investment or Direct Deposit Plan Accounts	100,000
		403(b)(7) or 401(k) Accounts	None
		The minimum for subsequent investments is $50, regardless of account type, and $100 for GiftShare Accounts in Royce Heritage Fund.

16 | THE ROYCE FUND PROSPECTUS 2007

Fund, the Fund or your financial intermediary may ask for your name, address, date of birth and other information that will allow the Fund to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Redeeming Shares

     You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements.

Early Redemption Fee

     In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of any Fund that you held for less than six months. The fee is payable to the Fund out of the proceeds otherwise payable to you.

     The “first-in, first-out” method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. For accounts registered on the books of the Funds’ transfer agent, the anniversary day of an account transaction determines the six-month holding period, so that if you purchased a Fund’s shares on June 1, 2006, these shares would be subject to the fee if you were to redeem them prior to December 1, 2006. In this example, the shares would not be subject to a fee if you were to redeem the shares on or after December 1, 2006.

     You will incur no fee on shares that you acquire through distribution reinvestment but, except as described below, the redemption fee will apply to shares that you exchange into another Royce Fund in this Prospectus (exchanges from GiftShare Accounts in Royce Heritage Fund are not permitted). The following types of shareholders and accounts are generally exempt from the early redemption fee: participants in Automatic Investment or Automatic Withdrawal Plans; certain profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions; and GiftShare Accounts in Royce Heritage Fund.

Other Redemption Information

     The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

     The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder’s redemption request by delivering selected shares or units of portfolio securities—redemption in kind—under certain circumstances.

THE ROYCE FUND PROSPECTUS 2007 | 17

    The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds would be paid promptly to the shareholder.

    The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares

    Large and frequent short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. In addition, under certain circumstances frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

    The Funds’ Board of Trustees has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, and has therefore adopted a policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Funds (the “Policy”).

    The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including exchanges) into a Fund followed by a sale (including exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan or systematic withdrawal plan are not considered when determining Round Trips. In addition, as described above, the Funds impose a redemption fee on certain short-term redemptions to discourage frequent trading.

    The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

    With respect to accounts where shareholder transactions are processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other

18 | THE ROYCE FUND PROSPECTUS 2007

necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan or similar account, is short term or excessive and whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

    Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Net Asset Value per Share

     The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund’s shareholders are not able to purchase or redeem shares in the Fund. If the Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

     Net asset value per share is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Each Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund’s Board of Trustees. In certain cases, market value may be determined using information provided by a pricing service approved by the Board of Trustees. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. There can be no assurance that the Funds could obtain the fair value

THE ROYCE FUND PROSPECTUS 2007 | 19

price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the New York Stock Exchange (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer- specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. The Funds will value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company.

Portfolio Disclosure Policy

    A description of the Funds’ policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information on The Royce Funds’ website www.roycefunds.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website approximately 30 to 40 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

Reports

    The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling Investor Services at (800) 221-4268. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via the internet. Please go to “Shareholder Services” at www.roycefunds.com for more details about e-Delivery services.

Dividends, Distributions and Taxes

    The Funds pay any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Fund.

    Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. Each Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder’s cost basis and holding period,

20 | THE ROYCE FUND PROSPECTUS 2007

so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

     If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

     You should carefully consider the tax implications of purchasing shares shortly before a distribution. At the time of purchase, a Fund’s net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder’s investment.

     The IRS requires that a Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

TAXATION OF DISTRIBUTIONS

Each year, shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in shares.

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned a Fund’s shares. The following table describes in general how distributions are taxed at the federal level. (To qualify for the tax rates shown below for qualified dividend income, investors must satisfy certain holding period requirements with respect to their Fund shares.) The Funds’ annual distributions normally consist primarily of capital gains:

	Rate for 10% and 15%	Rate for 25% and higher
Distribution	tax bracket investors	tax bracket investors

Qualified dividend income	5%	15%

Other dividend income	Ordinary income rate	Ordinary income rate

Short-term capital gains	Ordinary income rate	Ordinary income rate

Long-term capital gains	5%	15%

The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information (available at www.roycefunds.com or upon request) includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

THE ROYCE FUND PROSPECTUS 2007 | 21

For More Information

TheRoyceFunds

More information on The Royce Funds is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By telephone

(800) 221-4268

By mail

The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet

Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com

Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

A separate Shareholder Guide has been prepared for direct shareholders and is available free upon request. The Guide contains important shareholder information, including how to purchase and redeem shares of the Funds.

SEC File # 811-03599

INV-PRO-0307